Note 6 - Redeemable Preferred Membership Interests	12 Months Ended
Dec. 31, 2011
Redeemable Preferred Membership Interest [Text Block]
6.        REDEEMABLE PREFERRED MEMBERSHIP INTERESTS

The Valley View wind farm, which is consolidated in the Company’s financial statements (see Note 26), includes membership interests that carry preferences that are not available to common members. At November 30, 2011, approximately $2,518,450 was contributed (or converted from common interests).  These membership interests include a put right at the option of the respective member, to request redemption of the membership interests after two years, or in the case of one member, after 10 years.   The put right is not under control of the Company and as such, these membership interests, together with accrued dividends of $25,185, are being carried outside of permanent equity on the consolidated balance sheet.